UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2025
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A is being filed by Cadence Design Systems, Inc. (“Cadence”) to amend its Current Report on Form 8-K dated February 18, 2025 (the “Original Form 8-K”) to correct a clerical error in Exhibit 99.02 furnished with the Original Form 8-K.
Item 2.02. Results of Operations and Financial Condition.
On February 18, 2025, Cadence furnished the Original Form 8-K and announced its financial results for its fourth quarter and fiscal year ended December 31, 2024. This Current Report on Form 8-K/A (the “Amended 8-K”) amends the Original Form 8-K solely for the purpose of correcting a clerical error with respect to Cadence’s guidance for the first quarter of 2025 of (i) GAAP operating margin and (ii) non-GAAP operating margin included on page 3 of the commentary by the Chief Financial Officer of Cadence (the “CFO Commentary”) furnished as Exhibit 99.02 to the Original Form 8-K.
Cadence expects (i) GAAP operating margin of 27% - 28% and (ii) non-GAAP operating margin of 40% - 41% for the first quarter of 2025, as correctly reflected on pages 1 and 12 of the CFO Commentary furnished as Exhibit 99.02 to the Original Form 8-K, and now reflected on page 3 of the corrected CFO Commentary furnished as Exhibit 99.02 to this Amended 8-K. Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP operating margin as a percent of total revenue to non-GAAP operating margin as a percent of total revenue is contained within the corrected CFO Commentary. Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of Cadence’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
A copy of the corrected CFO Commentary is attached as Exhibit 99.02 to this Amended 8-K and is incorporated herein by reference.
The information contained in this Amended 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Other than correction of the error discussed in this Amended 8-K, no other changes have been made to the Original Form 8-K or the press release dated February 18, 2025 or the CFO Commentary furnished as exhibits therewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.01	Press Release issued by Cadence Design Systems, Inc. on February, 18 2025.*

99.02	CFO Commentary on Results of Quarter and Fiscal Year Ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished with Original Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 19, 2025

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ John M. Wall
John M. Wall
Senior Vice President and Chief Financial Officer